UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06199

Brown Capital Management Mutual Funds
(Exact name of registrant as specified in charter)

1201 N. Calvert Street, Baltimore, Maryland 21202
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal Street, Suite 700, Boston Massachusetts 02110
(Name and address of agent for service)

With copy to:
John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
2041 West 141st Terrace, Suite119
Leawood, Kansas 66224

Registrant's telephone number, including area code: 410.837.3234

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item 1. REPORTS TO STOCKHOLDERS.

A N N U A L R E P O R T

M a r c h 3 1 , 2 0 1 2

T a b l e o f C o n t e n t s

Fund Expenses	1

The Brown Capital Management Small Company Fund	2
Management Commentary	2
Schedule of Investments	7

The Brown Capital Management International Equity Fund	9
Management Commentary	9
Schedule of Investments	14

The Brown Capital Management Mid-Cap Fund	17
Management Commentary	17
Schedule of Investments	21

Statements of Assets and Liabilities	23

Statements of Operations	24

Statements of Changes in Net Assets	25

Financial Highlights	27

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	39

Additional Information	40

Trustees and Officers	43

Shareholder Meeting	45

The Brown Capital Management Funds

Fund Expenses	March 31, 2012 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

				Expenses
				Paid During
	Beginning	Ending		Period
	Account Value	Account Value	Expense	October 1, 2011 to
	October 1, 2011	March 31, 2012	Ratio(a)	March 31, 2012(b)

Small Company Fund
Investor
Actual	$1,000.00	$1,233.90	1.24%	$6.93
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	1.24%	$6.26
Institutional(c)
Actual	$1,000.00	$1,142.60	1.21%	$3.75
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	1.21%	$6.11

International Equity Fund
Investor
Actual	$1,000.00	$1,165.50	2.00%	$10.83
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	2.00%	$10.08

Mid-Cap Fund
Investor
Actual	$1,000.00	$1,265.10	1.20%	$6.80
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	1.20%	$6.06
Institutional(c)
Actual	$1,000.00	$1,187.00	0.90%	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	0.90%	$4.55

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366. Note this example is typically based on a six-month period.

(c)	The Institutional Class shares commenced operations on December 15, 2011.

Annual Report | March 31, 2012	1

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2012 (Unaudited)

Performance

As displayed in the upcoming table, your Fund outpaced the stylized small cap growth index, the Russell 2000® Growth Index, for your Fund’s fiscal year ending March 31, 2012. When compared to its peers in the Morningstar Small Growth Category, the Fund’s results for the fiscal year place it in the twenty-ninth percentile (748 peers). Over the longer-term evaluation horizons, your Fund appeared in the forty-third, first and forty-third percentiles over the three (664 peers), five (572 peers) and ten (367 peers) year periods, respectively.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

Investment Philosophy and Process

Overview

All investment programs overseen by Brown Capital Management seek to deliver long-term capital appreciation, through stock selection, over a three to five year evaluation horizon. This is not an uncommon investment objective for equity managers; the more important determinant is whether the outcomes match the rhetoric. Almost thirty years steeped in GARP (Growth at a Reasonable Price) investing drove us to investigate how that philosophy evolved over time. Time teaches useful lessons and led us to three tenets that, we learned, drive our investing behaviors: 1) identification and investment in exceptional companies, 2) benchmark agnosticism and 3) valuation discipline. Significant time could be dedicated to describing these concepts, but we trust our actions are evidence of our commitment to them.

Small Company Investing

The investment philosophy is driven by a growth approach that seeks to identify exceptional small companies that have the wherewithal to become exceptional large companies. The goal is to identify publicly-traded companies early in their corporate life cycle (with operating revenue of $250 million or less at the time of initial investment) that can produce exceptional long-term returns.

We believe the strategy’s greatest strength is a time-tested investment philosophy and process that features stock-selection over a full market cycle (3-5 years). Combined with the portfolio management team’s experience, commitment and discipline, the philosophy and process is characterized by a benchmark agnostic approach that favors patient investors seeking long-term results. The team works to develop a comprehensive understanding of prospective companies for the portfolio, know them exceedingly well and invest early in the company’s life cycle with a general view toward holding investments for long time periods and attempting to realize meaningful rewards for incurring risk associated with the earlier stage investment.

The research process of your Fund’s team typically begins with an investment candidate originating from any number of sources, including: personal reading (financial and non-financial) of the portfolio managers/analysts, observation and analysis of business and consumer trends, broker-sponsored investment conferences, and the occasional utilization of screening models.

First, a small company must meet the initial investment criteria of having no more than $250 million in revenue, and having a product or service which your team believes saves time, lives, money or headaches (or in the consumer related area, has a strong product concept and a good value proposition). The second step requires a thorough review, analysis and evaluation of company financial and non-financial information, and conducting an industry analysis with an emphasis on competitive forces and standings. The analytical process includes a detailed quantitative analysis of financial information as well as qualitative review of the company. The quantitative analysis involves construction of independent balance sheet, income statement and statement of cash flows, and incorporating this information into our proprietary asset utilization model. The qualitative review includes your team’s assessment of the sustainability of the business model, defensibility of the company’s competitive position, durability of its value proposition, management’s ability to deliver on the growth plan, and many other factors. As investment managers, all the conventional bases are “covered,” but what distinguishes Brown Capital Management from others is the firm’s attention to unconventional analysis, which is particularly important in the practice of patience and tolerance. When fundamentals change adversely, positions are sold out of the portfolio.

Portfolio Review

While average annual portfolio turnover for the Morningstar Small Growth Category is 98%, your Small Company Fund turnover, over the same period, is 21%. While turnover increased, some is attributable to acquisition of companies. Dionex, Kendle and Immucor, were acquired out of your Fund over the last fiscal year, all at a premium to the Fund’s cost base. While your team does not purchase any company with the intent it will be acquired, the frequency of this occurrence, over many years, suggests the criteria used to evaluate exceptional companies is one that may also be

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The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2012 (Unaudited)

used by organizations evaluating emerging competition. Continuing with companies leaving the portfolio brings attention to Green Mountain Coffee. After initially buying the company in 2001, the top performer from one year ago had clearly demonstrated what we believed to be its “exceptionalness” by growing its distribution, over time, in ways that we did not anticipate in 2001. We believe that as small companies grow, there are many “forks in the road” affording them opportunities to change, adapt and pursue growth in ways management teams did not initially envision. Green Mountain Coffee exemplifies, in our opinion, the benefits of owning companies over stocks. Consistent with the merits of fundamental research that help us identify what we define as exceptional companies, knowing companies well drives practical decisions based on research outcomes, not earnings announcements or position size in a benchmark. While it is difficult to part with any company, over the last several years, the company has undertaken a significant geographic expansion, and established a significant national footprint. Moreover, the company’s revenue growth was driven largely by the success of its single cup brewing system, which allows customers to produce a single cup of premium coffee in less than a minute. The introduction of this product into the consumer home-use market several years ago resulted in significant revenue and earnings growth, due to many customers making recurring monthly purchases of the company’s coffee after initially buying the brewer. In recent years, the company also established a distribution agreement with Wal-Mart, and licensing agreements with Starbucks and Dunkin Donuts. As a result, the company’s revenue grew from less than $100 million in 2001 to over $2.6 billion in 2011. The company’s stock price also appreciated greatly during this period, reaching over 50 times our original cost basis in 2011. Your team significantly reduced investment in this company in the second half of 2011, due to concerns about decelerating growth and valuation. The remainder of your position in this company was sold completely out of the portfolio in the first quarter of 2012.

While the story of Green Mountain Coffee reflects much of what not only your Small Company Team, but Brown Capital Management, expects from its investment teams in the identification, investment and management of exceptional companies. Despite solid performance over the fiscal year, Green Mountain was not the leading performance contributor. Tyler Technologies (3.8% of the portfolio) took this honor. Tyler provides integrated information management solutions and services for local governments. The company’s product/service portfolio is focused on financial management, education, courts and justice, property appraisal and tax, and public records and content management. As a result, the addressable market is sizeable, fragmented, in terms of both client base as well as competitive forces, and growing at a modest but persistent rate. Your team started investing in the company in 2005. Over the last seven years, Tyler made tremendous progress in expanding a broad and deep solution set with new product offerings and integration, which now offers an one-stop-shop opportunity for customers. Several acquisitions also expanded the company’s product portfolio and geographic presence. As a result, Tyler experienced significant stock price appreciation due to its continued strong revenue and earnings growth. Going forward, the company is well positioned to capture more cross-selling opportunities while expanding its customer base. Importantly, consistent with your team’s the evaluation horizon, Tyler is also a leading contributor over the five year period which, in our view, is a better indicator than any short-term outcome which could reflect stock price movement that is not a reflection of company fundamentals. We believe, an example of this stock price volatility is Rovi Corporation (1.7% of the portfolio), a leading detractor of your Fund’s performance over the last fiscal year.

Rovi provides digital entertainment technology solutions for the management and protection of entertainment content. The company’s media guide technology provides extensive data on movies and broadcast television programs, allowing cable and satellite television viewers to sort, select, and organize content for viewing or recording. The company also provides advertising services targeted at these viewers, and content protection services aimed at deterring the unauthorized copying of copyright-protected material. The company’s stock price declined during the past year as the company experienced slower than expected growth in some of its business units, and reduced projections for revenue growth and profit margins for 2012. Longer term, we continue to see positive growth prospects for this company, driven primarily by strong growth from its Interactive Program Guide products and advertising revenue. Importantly, Rovi, a long-time holding, is a leading contributor to performance over three and five year periods. Again, demonstrating our commitment to fundamental analysis, not stock price movement or a high correlation of behavior to the views of “Wall Street.”

Importantly, your Fund closed to new investors (also known as a “soft” close) on October 3, 2011. Current investors are permitted to invest.

Outlook

In simple terms, we believe that confidence is very important to the economy. As managers who rely on company fundamentals, we do not spend time thinking about economic themes or trends, but appreciate that the economy benefits when businesses invest, spend cash, and hire. Shoring up business confidence is, unto itself, a form of stimulus and could benefit equity markets. Your team manages portfolios for all seasons, not extreme ones and Brown Capital Management Mutual Fund shareholders benefit when the markets recognize company fundamentals.

Importantly, your Small Company Fund, which is part of the newly named Brown Capital Management Mutual Funds (formerly The Nottingham Investment Trust II), was very busy since the last annual report. Your Fund is still managed by Brown Capital Management, LLC, the advisor, but now administered by ALPS Fund Services, Inc. The conversion occurred in August and, soon after, Brown Capital Management decided to launch a new Institutional share class. Not to confuse those in the Trust for many years, you will recall that historically the only available class was Institutional. Recognizing that it was inappropriately named, the existing class was renamed the Investor Class and new Institutional class was

Annual Report | March 31, 2012	3

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2012 (Unaudited)

launched. As shareholders are aware, most changes in the Trust required proxy approval which occurred in late November. We would like to convey our appreciation to those who endured this process. While this report provides actual expenses for your Fund, they have yet to reflect a full year with ALPS and, as a result, do not fully reflect the outcomes we anticipate. The current prospectus does. We remain encouraged that improving pricing, a 12b-1 plan for the Investor Class and enhanced services are, generally, beneficial to most shareholders. Lastly, due to the recent launch of the Institutional share class, performance dispersion, when compared to the Investor class, is modest. Recognizing that the new share class is slowly being released on platforms with shareholder interest we will soon provide materials that distinctly convey differences between the share class performance outcomes. Thank you for your confidence in Brown Capital Management and investment in the Small Company Fund.

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The Brown Capital Management Small Company Fund

March 31, 2012 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2002. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) versus the Russell 2000® Index and the Russell 2000® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2012)

						Total Annual
	Average Annual Total Returns				Since Inception	Fund Operating
	1 Year	3 Year	5 Year	10 Year	12/31/92	Expenses
The Brown Capital Management Small Company Fund -
Investor Class	3.01%	27.84%	9.40%	6.14%	11.30%	1.29%
The Brown Capital Management Small Company Fund -
Institutional Class	3.07%	27.87%	9.41%	6.15%	11.30%	1.09%
Russell 2000® Index	-0.18%	26.90%	2.13%	6.45%	8.58%
Russell 2000® Growth Index	0.68%	28.36%	4.15%	6.00%	6.34%
Morningstar Small Growth Category	0.52%	27.43%	3.34%	5.86%	N/A
Total Funds in Morningstar Small Growth Category	748	664	572	367	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The gross expense ratio shown is from the Fund’s prospectuses dated December 1, 2011. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of small companies generally is perceived to involve greater risk than investing in domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by domestic companies.

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Annual Report | March 31, 2012	5

The Brown Capital Management Small Company Fund

March 31, 2012 (Unaudited)

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values.

Morningstar Small Growth Category - Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as smallcap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

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The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2012

Shares		Value (Note 1)

COMMON STOCKS - 96.52%
	Business Services - 17.87%
760,680	ACI Worldwide, Inc.(a)	$30,632,584
1,062,169	Balchem Corp.	32,130,612
668,722	Concur Technologies, Inc.(a)	38,371,268
1,811,823	Diodes, Inc.(a)	41,998,057
181,200	EnerNOC, Inc.(a)	1,304,640
385,000	MedAssets, Inc.(a)	5,066,600
3,167,630	NIC, Inc.	38,423,352
1,394,114	Nuance Communications, Inc.(a)	35,661,436
2,022,964	PROS Holdings, Inc.(a)(b)	37,829,427

		261,417,976

	Consumer Related - 8.56%
819,237	Dolby Laboratories, Inc. - Class A(a)	31,180,160
1,033,347	DTS, Inc. (a)(b)	31,227,746
512,917	Peet’s Coffee & Tea, Inc.(a)	37,801,983
770,201	Rovi Corp.(a)	25,070,043

		125,279,932

	Industrial Products & Systems - 21.31%
601,122	ANSYS, Inc.(a)	39,084,952
346,398	CARBO Ceramics, Inc.	36,527,669
1,187,674	Cognex Corp.	50,309,871
966,278	Dynamic Materials Corp.(b)	20,398,129
1,294,434	FLIR Systems, Inc.	32,762,125
713,379	Hittite Microwave Corp.(a)	38,743,614
1,110,752	Measurement Specialties, Inc.(a)(b)	37,432,342
136,292	OYO Geospace Corp.(a)	14,355,636
1,611,027	Sun Hydraulics Corp.(b)	42,144,453

		311,758,791

	Information/Knowledge Management - 21.69%
1,931,654	American Software, Inc. - Class A(b)	16,573,591
1,583,600	Blackbaud, Inc.	52,623,028
1,090,695	FEI Co. (a)	53,564,031
1,043,762	Manhattan Associates, Inc.(a)(b)	49,610,008
2,012,381	Netscout Systems, Inc.(a)	40,931,830
1,116,997	Quality Systems, Inc.	48,846,279
1,438,838	Tyler Technologies, Inc.(a)	55,265,768

		317,414,535

	Medical/Health Care - 23.39%
1,608,344	Abaxis, Inc.(a)(b)	46,851,061
3,084,414	Accelrys, Inc.(a)(b)	24,613,624
568,600	Bruker Corp.(a)	8,705,266
1,779,984	Cantel Medical Corp.(b)	44,659,798
781,045	Gen-Probe, Inc.(a)	51,869,198
431,570	Incyte Corp., Ltd.(a)	8,329,301
988,375	IRIS International, Inc.(a)(b)	13,352,946
467,664	Kensey Nash Corp.(b)	13,683,849
637,300	Medicis Pharmaceutical Corp. - Class A	23,956,107
1,673,975	Medidata Solutions, Inc.(a)(b)	44,594,694
1,269,731	Meridian Bioscience, Inc.	24,607,387
527,197	Techne Corp.	36,956,510

		342,179,741

Annual Report | March 31, 2012	7

The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2012

Shares		Value (Note 1)

COMMON STOCKS (continued)
	Miscellaneous - 3.70%
1,386,218	Neogen Corp.(a)(b)	$54,159,537

Total Common Stocks (Cost $932,906,604)		1,412,210,512

SHORT TERM INVESTMENTS - 3.54%
51,713,576	Dreyfus Cash Management Institutional Shares, 0.12%(c)	51,713,576

Total Short Term Investments (Cost $51,713,576)		51,713,576

Total Value of Investments (Cost $984,620,180) - 100.06%		1,463,924,088
Liabilities in Excess of Other Assets - (0.06)%		(817,210)

Net Assets - 100.00%		$1,463,106,878

(a)	Non-income producing investment.
(b)	Affiliated company - The Fund owns greater than 5% of the outstanding shares of this security. See Note 1 for more information.
(c)	Represents 7 day effective yield at March 31, 2012.

Common Abbreviations:
Ltd. - Limited

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Business Services	17.87%	$261,417,976
Consumer Related	8.56%	125,279,932
Industrial Products & Systems	21.31%	311,758,791
Information/Knowledge Management	21.69%	317,414,535
Medical/Health Care	23.39%	342,179,741
Miscellaneous	3.70%	54,159,537
Cash and Cash Equivalents	3.48%	50,896,366

Total	100.00%	$1,463,106,878

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The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2012 (Unaudited)

Performance

As shown in the upcoming table below, your International Equity Fund, trailed the broad market, as measured by the MSCI EAFE Index (Morgan Stanley Capital Index - Europe Australasia, and Far East), and the stylized index, as measured by the MSCI All-Country World Index ex-US (Morgan Stanley Capital Index - All Countries Except United States), for the fiscal year ending March 31, 2012. Over the same time period, your fund ranked in the seventy-seventh percentile when compared to peers in Morningstar’s Foreign Large Blend Category. Over longer periods, when compared to peers, your fund ranked in the fifty-ninth (726 peers), eighty-fifth (552 peers) and seventy-seventh (316 peers) percentiles over three, five and ten years, respectively.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

Investment Philosophy/Process

Overview

All investment programs overseen by Brown Capital Management seek to deliver long-term capital appreciation, through stock selection, over a three to five year evaluation horizon. This is not an uncommon investment objective for equity managers; the more important determinant is whether the outcomes match the rhetoric. Almost thirty years steeped in GARP (Growth at a Reasonable Price) investing drove us to investigate how that philosophy evolved over time. Time teaches useful lessons and led us to three tenets that, we learned, drive our investing behaviors: 1) identification and investment in exceptional companies, 2) benchmark agnosticism and 3) valuation discipline. Significant time could be dedicated to describing these concepts, but we trust our actions are evidence of our commitment to them.

International Equity Investing

Your team believes that by investing in superior growth companies, domiciled outside of the U.S., across the capitalization range, your Fund will generate attractive long-term returns.

The Brown Capital Management International Equity Fund seeks to invest in exceptional companies at reasonable valuations. By being disciplined about the price that is paid for these exceptional growth companies, your Fund attempts to outperform over a market cycle. By using a long term outlook, defined as an evaluation horizon of three to five years, your team is positioned to weather the near term noise and be patient with your Fund’s investments.

The majority of your team’s ideas, about 70%, are generated internally. This includes sourcing ideas using a qualitative/quantitative search technique, cross-pollination between the domestic and international portfolio teams within Brown Capital Management, and personal reading. Externally generated ideas comprise approximately 20% of the investment candidates. This includes company visits, management interviews, Wall Street research, and investment conferences. Screening databases represents the remaining 10% of the sourcing of ideas. Importantly, trips overseas and open communication with top management allow your team the opportunity to more closely unearth new growth opportunities and to better evaluate existing investments.

Your team’s research process for the Fund involves evaluating companies based on their growth potential and the risks associated with those companies. Pursuant to this work being performed, a report describing the investment thesis, earnings forecast and valuation is distributed. The portfolio management team, which includes one team member ultimately accountable for decisions, focuses on the salient points particular to the investment - specifically, the valuation, the industry and company dynamics, and the related risks. For most new recommendations, it may take significant time to reach a decision, depending on the complexity of the team’s fact-finding mission. For companies already owned by your Fund, any changes in recommendation usually involve a shorter time frame.

During the research process, your team considers the risks associated with the investment candidate. These include regulatory, accounting, company, industry, country, macroeconomic, and currency risks. Each affects the analysis by adding to or discounting the price that your team is willing to pay for the security. We also manage risk through diversification by limiting country, industry and security weightings. As an additional overlay to ensure a diversified approach to investing overseas, we will include, but limit the portfolio’s geographic exposure in emerging market securities. We typically retain between 40 and 70 companies in your Fund at all times

Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2012	9

The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2012 (Unaudited)

Finally, we sell for one of the following reasons: Fundamentals change adversely, an investment is determined to have been a mistake or a stock becomes overvalued.

Portfolio Review

Your Fund continues to struggle due, primarily, to stock selection. While macro factors in overseas markets are not conducive to equities, as noted by benchmark returns, your team remains committed to the a long-term investment program focused on identifying and investing in exceptional growth companies while remaining disciplined about valuation. The volatility of overseas markets facilitated numerous buying opportunities during the year including, but not limited to Alibaba.com, Ltd. (2.0% of your portfolio), the leading business to business marketplace in China, Man Group plc (1.7% of your portfolio), the world’s largest publicly traded hedge fund with durable franchise value based in the United Kingdom and Societe BIC SA (1.2% of your portfolio), of France, positioned in niche, high margin disposable product categories like lighters, shavers and pens. While quite a few of these companies were leading detractors of performance for the Fund’s fiscal year, consistent with your Fund’s investment program, we believe them to be exceptional companies that we identified and invested in at solid valuations. A longer-term holding that was a leading detractor of performance was Canadian Natural Resources, Ltd. (2.8% of your portfolio), an independent energy company engaged in the acquisition, exploration and development, production, marketing and sale of crude oil, natural gas liquids and natural gas production. The Company’s principal core regions of operations are western Canada, the United Kingdom sector of the North Sea and Offshore Africa. Among the key operating issues for the period included a fire at an upgrader unit which impacted production and the company’s market value. In spite of recent challenges we remain excited by its long term prospects and valuation. The key attraction is the Horizon project, which should, in our view, allow Canadian Natural Resources to increase production at high organic levels over our evaluation horizon.

Despite the underperformance of the Fund, we are encouraged by the likes of Japan Tobacco Inc. (4.7% of your portfolio) and Kone OYG (0.9% of your portfolio). Japan Tobacco is primarily engaged in the manufacture and sale of cigarette products in Japan, the delivery of the Company’s products, the wholesale and sale of imported tobacco products, as well as the manufacture of material products for manufacture and sale overseas. As your strongest contributor to performance in the past year, Japan Tobacco, is a good example of your team’s patient approach to investing. In 2010 Japan Tobacco declined 2% in a positive year for the market making it a performance detractor in your Fund relative to other investments. Your team remained patient as underlying business fundamentals, in our view, remained sound. In particular Japan Tobacco’s international business continued to show good volume growth and pricing power behind Camel and Winston brands. We continue to see significant upside to Japan Tobacco.

Another good example is Kone. Kone sells, manufactures, upgrades, and maintains elevators, escalators, and autowalks. The company’s line of products range from eco-friendly (using no oil) traction elevators designed for low-rise office buildings to high-performance elevators used in skyscrapers standing more than 100 stories tall. Kone’s escalators and autowalks, designed for indoor or outdoor use, are commonly installed in airports, stadiums, subways, and shopping malls. Although roughly flat in the fiscal year, Kone is one of your Fund’s largest contributors to performance over the past five years. We believe this to be an exceptional company based on its growing market representation around the world (including emerging markets), predicable recurring cash flow streams, and shareholder friendly management. Your team has been trimming Kone to take advantage of strong share performance consistent with the investment program’s valuation discipline. It remains a core position.

Importantly, turnover in your Fund, 17% for the fiscal year, is the lowest in quite some time. While it compares favorably to the 74% posted by the average manager in Morningstar’s Foreign Large Blend Peer Group, your team seeks to know companies well before making long-term investment decisions in your Fund. Over time, the merits of each investment, predicated on a long-term investment thesis, should be more visible and ultimately drive improving returns.

Outlook

Overseas markets were difficult throughout most of the fiscal year. Paramount among them, challenges in Greece, driving European debt worries and the de-rating of Chinese equities reflected, among other factors, renewed investor concerns about a hard economic landing following an unprecedented period of fixed asset investment and rapid credit growth. The fiscal year did end with a solid start in the new calendar year as international investors enjoyed one of the strongest first quarters in recent memory, with positive returns delivered by virtually every major world stock index. Several key markets outside the US have now rallied over 20% since their lows in the fall of last year. The strong returns were driven in part by an improved outlook in Europe. The key catalyst was commitment on the part of the European Central Bank to provide liquidity to the European banking system alleviating pressure on systemically important financial institutions. While your team believes that the European Central Bank has successfully restored liquidity in funding markets, policy actions may be insufficient to prevent a slowdown in the Eurozone. In our view, the European saga seems far from over as structural imbalances persist and remain largely unaddressed, most notably a lack of competitive balance between Northern and Southern Europe. In spite of the recent market run-up, valuations in general appear reasonable, particularly compared to five years ago when company balance sheets were not as healthy as they appear to be today.

10	www.browncapital.com

The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2012 (Unaudited)

Importantly, your International Equity Fund, which is part of the newly reorganized Brown Capital Management Mutual Funds (formerly The Nottingham Investment Trust II), was very busy since the last annual report. Your Fund is still managed by Brown Capital Management LLC, the advisor, but now administered by ALPS Fund Services, Inc. The conversion occurred in August 2011 and Brown Capital Management decided to restructure your Fund to include a 12b-1 plan, but capped the overall expense ratio to ensure shareholders did not incur any increase in expenses. Given the new structure and pricing, the share class was renamed and is now the Investors Class (formerly Institutional class). As shareholders are aware, this and other changes in the Trust required proxy approval which occurred in late November. We would like to convey our appreciation to those who endured this process. Thank you for your confidence in Brown Capital Management and investment in the International Equity Fund.

Annual Report | March 31, 2012	11

The Brown Capital Management International Equity Fund

March 31, 2012 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2002. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Equity Fund (the “Fund”) versus the MSCI EAFE Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2012)

						Total
						Annual	Net Annual
					Since	Fund	Fund
	Average Annual Total Returns				Inception	Operating	Operating
	1 Year	3 Year	5 Year	10 Year	5/28/99	Expenses	Expenses
The Brown Capital Management International Equity Fund Investor - Class	-8.22%	16.44%	-5.27%	3.80%	2.41%	2.66%	2.00%
MSCI EAFE International Gross Index	-5.31%	17.68%	-3.04%	6.16%	3.59%
Morningstar Foreign Large Blend Category	-6.47%	17.09%	-3.06%	5.16%	N/A
Total Funds in Morningstar Foreign Large Blend Category	805	726	552	316	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated December 1, 2011. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

The MSCI EAFE International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

12	www.browncapital.com

The Brown Capital Management International Equity Fund

March 31, 2012 (Unaudited)

Morningstar Foreign Large Blend Category - Foreign large-blend portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

The MSCI All-Country World Index ex-US is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

You cannot invest directly in an index.

Annual Report | March 31, 2012	13

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2012

Shares		Value (Note 1)

COMMON STOCKS - 98.76%
	Bermuda - 1.87%
3,021	Invesco, Ltd.	$80,570
5,808	Nabors Industries, Ltd.(a)	101,582

		182,152

	Canada - 6.18%
8,117	Canadian Natural Resources, Ltd.	269,034
13,884	Harry Winston Diamond Corp.(a)	204,338
7,240	Le Chateau, Inc., Class A	9,581
2,670	TMX Group, Inc.	119,922

		602,875

	China - 2.05%
117,500	Alibaba.com, Ltd.(a)	199,728

	Egypt - 1.12%
34,055	Orascom Telecom Holding SAE(a)(b)(c)	109,589

	Finland - 0.93%
1,633	Kone OYJ, Class B	90,973

	France - 4.62%
13,277	Flamel Technologies SA(a)(d)	68,111
3,477	Sanofi-Aventis SA	270,030
1,118	Societe BIC SA	112,189

		450,330

	Germany - 2.21%
2,401	Bayerische Motoren Werke AG	215,926

	Hong Kong - 6.21%
170,000	Chaoda Modern Agriculture Holdings, Ltd.(a)	24,081
49,404	Esprit Holdings, Ltd.	99,246
360,000	Kingdee International Software Group Co., Ltd.	86,691
331,000	Kingsoft Corp, Ltd.	147,053
275,000	Peak Sport Products Co., Ltd.	66,576
24,100	Ping An Insurance Group Co., Class H	182,173

		605,820

	Ireland - 6.10%
5,892	DCC PLC	145,888
6,134	ICON PLC(a)(d)	130,164
2,398	Paddy Power PLC	151,020
280,222	Total Produce PLC	168,180

		595,252

	Israel - 1.04%
2,255	Teva Pharmaceutical Industries, Ltd.(d)	101,610

	Italy - 3.05%
27,395	Azimut Holding SpA	297,593

	Japan - 16.80%
9,124	Foster Electric Co., Ltd.	133,382
82	Japan Tobacco, Inc.	461,665
15,700	Mitsubishi Estate Co., Ltd.	279,971
337	Rakuten, Inc.	353,001
47,000	Sapporo Holdings, Ltd.	173,759

14	www.browncapital.com

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2012

Shares		Value (Note 1)

COMMON STOCKS (continued)
17,690	Yamaha Motor Co., Ltd.	$237,021

		1,638,799

	Luxembourg - 2.90%
2,494	Millicom International Cellular SA(e)	282,732

	Mexico - 1.82%
2,155	Fomento Economico Mexicano SAB de CV(d)	177,292

	Netherlands - 2.13%
10,990	Wolters Kluwer NV	208,136

	Singapore - 4.13%
141,000	Goodpack, Ltd.	198,536
152,424	UOB-Kay Hian Holdings, Ltd.	204,922

		403,458

	South Africa - 1.87%
3,761	Sasol, Ltd.(d)	182,935

	Spain - 2.22%
9,446	Grifols SA(a)	201,571
944	Grifols SA, Class B(a)	14,605

		216,176

	Switzerland - 16.09%
1	Lindt & Spruengli AG	37,216
57	Lindt & Spruengli AG, Non-Voting	183,117
3,877	Nestle SA	243,950
10,746	Nobel Biocare Holding AG(a)	134,399
1,461	Roche Holding AG	254,263
660	The Swatch Group AG	303,789
2,841	Transocean, Ltd.	155,403
4,591	Tyco International, Ltd.	257,922

		1,570,059

	United Kingdom - 15.42%
49,835	BAE Systems PLC	239,052
3,495	Carnival Corp.	112,119
9,121	Diageo PLC	219,199
78,842	Man Group PLC	169,992
443,062	Management Consulting Group PLC	276,382
36,573	Reed Elsevier PLC	324,664
16,308	United Business Media, Ltd.	163,289

		1,504,697

Total Common Stocks (Cost $8,305,000)		9,636,132

SHORT TERM INVESTMENTS - 1.12%
109,382	Dreyfus Cash Management Institutional Shares, 0.12%(f)	109,382

Total Short Term Investments (Cost $109,382)		109,382

Total Value of Investments (Cost $8,414,382) - 99.88%		9,745,514
Other Assets in Excess of Liabilities - 0.12%		12,066

Net Assets - 100.00%		$9,757,580

Annual Report | March 31, 2012	15

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2012

(a)	Non-income producing investment.
(b)	Global Depositary Receipt.
(c)
Securities were issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of March 31, 2012, the aggregate market value of those securities was $109,589, representing 1.12% of net assets.

(d)	American Depositary Receipt.
(e)	Swedish Depository Receipt.
(f)	Represents 7 day effective yield at March 31, 2012.

Common Abbreviations:
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders. (Germany & Switzerland)
Ltd. -	Limited
NV -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation. (Netherlands)
OYJ -	Osakeyhtio is the Finnish equivalent of a limited company. (Finland)
PLC -	Public Limited Company (Ireland & United Kingdom)
SA -	Generally designates corporations in various countries, mostly those employing the civil law. (France, Luxembourg, Spain, & Switzerland)
SAB de CV - A variable capital company. (Mexico)
SAE -	Societe Anonyme Egyptienne is an Egyptian Joint Stock Company. (Egypt)
SpA -	Societa` Per Azioni is an Italian shared company. (Italy)

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Basic Materials	1.88%	$182,935
Communications	4.95%	482,461
Consumer Discretionary	23.22%	2,265,631
Consumer Staples	17.30%	1,688,458
Consumer, Cyclical	3.24%	316,458
Consumer, Non-cyclical	2.34%	228,404
Energy	5.39%	526,019
Financials	13.68%	1,335,142
Health Care	10.85%	1,058,538
Industrials	12.39%	1,208,753
Information Technology	2.40%	233,744
Telecommunication Services	1.12%	109,589
Cash and Equivalents	1.24%	121,448

Total	100.00%	$9,757,580

16	www.browncapital.com

The Brown Capital Management Mid-Cap Fund

Management Discussion of Fund Performance	March 31, 2012 (Unaudited)

Performance

As shown in the upcoming table below, your Mid-Cap Fund trailed the stylized index, the Russell MidCap® Growth, for the fiscal year ending March 31, 2012. Your Fund also trailed the peer group average for the fiscal year, as measured by Morningstar’s Mid-Cap Growth Category, ranking in the fifty-second percentile (748 peers) funds. Over longer term evaluation horizons, your Fund delivered results in the twenty-second (662 peers) and first (595 peers) percentiles over three and five year periods, respectively.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

Investment Philosophy and Process

Overview

All investment programs overseen by Brown Capital Management seek to deliver long-term capital appreciation, through stock selection, over a three to five year evaluation horizon. This is not an uncommon investment objective for equity managers; the more important determinant is whether the outcomes match the rhetoric. Almost thirty years steeped in GARP (Growth at a Reasonable Price) investing drove us to investigate how that philosophy evolved over time. Time teaches useful lessons and led us to three tenets that, we learned, drive our investing behaviors: 1) identification and investment in exceptional companies, 2) benchmark agnosticism and 3) valuation discipline. Significant time could be dedicated to describing these concepts, but we trust our actions are evidence of our commitment to them.

Mid-Cap Investing

Your Mid Cap Fund employs a team-based, bottom-up, stock selection process that seeks to find exceptional companies at reasonable valuations. Ideas are typically internally generated utilizing a variety of sourcing techniques. Additionally, your Fund’s portfolio management team may access sell-side analysts and consultants, attend investment conferences, and arrange management team visits. More than two thirds of the work performed to identify attractive companies is based on fundamental, “bottom up” research making the valuation model ineffective without thoughtful “inputs.”

New names and existing holdings are vetted rigorously as individual team members prepare reports containing vital information to help their teammates evaluate the growth potential and strength of the company’s business model. This information includes key reasons for owning the stock and potential risks. Importantly, this is not a quantitative process, but a highly qualitative one. Candidates identified as potentially exceptional companies are subjected to an intense process to evaluate the soundness of their business plan and management’s ability to grow the company in a durable, profitable and defensible manner. The team reaches a decision following a vigorous debate focused on the standards expected of an exceptional company. In this way, your team builds a culture where team members hold each other accountable to a standard that is uniquely their own in identifying and monitoring current and prospective portfolio holdings.

Valuation is an important component of your investment program but barely represents one third of the process. Generally, the five-year Treasury bond is considered the “risk-free asset.” Buy/sell prices are derived from this asset with appropriate risk premiums assigned to the individual security. Thus, overvaluation, fair valuation, or undervaluation, is not absolute, rather a function of interest rates. This tool provides the boundaries needed to remain objective about the names in your portfolio and their overall prospects.

Like most active managers, your Fund typically sells a stock if fundamentals change adversely, an investment is determined to have been a mistake or when the stock becomes overvalued.

Portfolio Review

Consistent with the approach of the investment program, your Fund continues to provide competitive long-term results as measured over a three to five year evaluation horizon. This statement does not attempt to look past the current year, but consistent with a three to five year evaluation horizon, suggests there was nothing wrong with the fundamentals of companies in your portfolio.

A leading detractor of performance over the last fiscal year is Stifel Financial Corp. (2.8% of your portfolio), a financial services company that provides brokerage, investment banking, and wealth management services. Their global wealth management segment provided solid financial results, which were partially offset by softness in the institutional group segment, due to weakness in capital markets activity, driven mainly by a slower than expected US economic recovery and European Union concerns. Through patience and tolerance, your team maintained and added to the position since, in our view, the business model is still intact and expects, in time, capital market fundamentals to strengthen. Stifel is an emerging financial company with a solid management team that should continue to benefit from acquiring available talent, partially as a result of

Annual Report | March 31, 2012	17

The Brown Capital Management Mid-Cap Fund

Management Discussion of Fund Performance	March 31, 2012 (Unaudited)

the 2008 financial crisis. Importantly, it is a contributor to performance over three and five year periods which your team views as a more meaningful indicator of its long-term potential.

Conversely, Tractor Supply Co. (3.0% of your portfolio) was one of your Fund’s leading performance contributors and a long-term holding, dating back to an initial investment in 2007. Tractor Supply operates retail and ranch stores in the United States and is focused on supplying the lifestyle needs of recreational farmers and ranchers and those who enjoy the rural lifestyle. It has also been your Fund’s top contributor to performance over the past three and five years. Your team believes that Tractor Supply can grow from 1,085 to over 2,100 stores over the next five years. In addition, the team also believes that Tractor Supply will benefit from margin expansion as their private label offerings grow in prominence. Consistent with the guidelines of your investment program, the team trimmed the position due to valuation, driven by the company’s success. Trimming the position does not mean that the company is being sold. With confidence in the fundamentals Tractor Supply remains in your Fund with the expectation that execution of the business plan will continue to be mutually beneficial for the company and its customers.

A company that was sold out of your Fund during the fiscal year was Starbucks. Starbucks is a marketer and retailer of specialty coffee. It has been one of your Fund’s top contributors to performance over the last five years. Nevertheless, despite its historical long-term contribution, in our view, the company could not continue to deliver long-term growth in excess of other opportunities available to your Fund. Valuation dictated that the company be sold out of your Fund completely. Additionally, while being a benchmark agnostic manager we do not adhere to conventional norms, the performance success of Starbucks drove its market capitalization in excess of $40 billion which makes for difficult justification as a mid sized company.

Lastly, Carbo Ceramics Inc. (3.5% of your portfolio) is a manufacturer of ceramic proppants and resin-coated sand used in horizontal drilling in the oil and gas industry. Carbo was sourced from the Small Company Team, the group that manages the Brown Capital Management Small Company Fund. While Brown Capital Management portfolio managers/analysts seek similar characteristics in companies for your Funds, the size of the company does demand varied techniques and perspectives when research occurs. As a result, while the investment thesis may be similar, it will not be identical resulting in occasional differences in behavior around purchase, sale, trimming and adding. Carbo experienced challenges related to transporting its products from the Gulf of Mexico region to the North Dakota region and other international markets over the last several quarters, due to the demand shift from natural gas projects to oil and liquid-rich projects. The company will increase its capital spending to address these logistical challenges, which will drive some profit margin moderation in the short-term. However within your team’s long term focus and patience, the team added to the position and believes that margins will recover over the long term and solid volume demand and horizontal drilling activity will continue.

In keeping with our belief that long-term investment programs are beneficial to investors, your Mid Cap Fund’s turnover of 18% compares to a 99% average in Morningstar’s Mid Cap Growth Peer Group.

Outlook

In simple terms, we believe that confidence is very important to the economy. As managers who rely on company fundamentals, we do not spend time thinking about economic themes or trends, but appreciate that the economy benefits when businesses invest, spend cash, and hire. Shoring up business confidence is, unto itself, a form of stimulus and could benefit equity markets. Your team manages portfolios for all seasons, not extreme ones and Brown Capital Management Mutual Fund shareholders benefit when the markets recognize company fundamentals.

Importantly, your Mid Cap Fund, which is part of the newly named Brown Capital Management Mutual Funds (formerly The Nottingham Investment Trust II), was very busy since the last annual report. Your Fund is still managed by Brown Capital Management, LLC, the advisor, but now administered by ALPS Fund Services, Inc. The conversion occurred in August and Brown Capital Management decided to launch, soon after, a new Institutional share class. Not to confuse those in the Trust for many years, you will recall that historically the primary available class was Institutional (there was a brief period where an Investor Class existed). Recognizing that both were inappropriately named, the existing class was renamed the Investor Class and a new Institutional class was launched. As shareholders are aware, most changes in the Trust required proxy approval which occurred in late November. We would like to convey our appreciation to those who endured this process. While this report provides actual expenses for your Fund, they continue to be capped to deliver what, Brown Capital Management believes to be, competitive fee levels that provide current and prospective shareholders a solid combination of performance and fees. Brown Capital Management makes this commitment in hopes that positive net cash flows will, over time, accumulate and drive the gross expense ratio below the “capped” level. To help achieve this objective, the Mid-Cap Fund is being added to numerous distribution platforms in hopes that greater accessibility will help facilitate investment in the Fund. Lastly, due to the recent launch of the Institutional share class, performance dispersion, when compared to the Investor class, is modest. Recognizing that the new share class is being released on platforms with shareholder interest we will soon provide materials that distinctly convey differences between the investor and institutional share class performance outcomes. Thank you for your confidence in Brown Capital Management and investment in the Mid-Cap Fund.

18	www.browncapital.com

The Brown Capital Management Mid-Cap Fund

March 31, 2012 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at September 30, 2002 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid-Cap Fund (the “Fund”) versus the S& P MidCap 400® Index and the Russell MidCap® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2012)

					Total
					Annual	Net Annual
				Since	Fund	Fund
	Average Annual Total Returns			Inception	Operating	Operating
	1 Year	3 Year	5 Year	9/30/02	Expenses	Expenses
The Brown Capital Management Mid-Cap Fund - Investor Class	1.94%	28.39%	10.18%	11.67%	1.98%	1.15%
The Brown Capital Management Mid-Cap Fund - Institutional Class	1.99%	28.41%	10.19%	11.67%	1.73%	0.90%
S & P MidCap 400® Index	1.98%	2.85%	10.19%	11.67%
Russell MidCap® Growth Index	4.43%	29.16%	4.44%	11.79%
Morningstar Mid Cap Growth Category	2.00%	25.93%	3.93%	N/A
Total Funds in Morningstar Mid-Cap Growth Category	748	662	595	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectuses dated December 1, 2011. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.

Annual Report | March 31, 2012	19

The Brown Capital Management Mid-Cap Fund

March 31, 2012 (Unaudited)

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The S&P MidCap 400® Index measures stocks that have a total market capitalization that ranges from roughly $750 million to $3 billion dollars.

The Russell MidCap® Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Morningstar Mid-Cap Growth Category - Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to growth faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

20	www.browncapital.com

The Brown Capital Management Mid-Cap Fund

Schedule of Investments	March 31, 2012

Shares		Value (Note 1)

COMMON STOCKS - 95.10%
	Consumer Discretionary - 11.08%
30,414	Dick’s Sporting Goods, Inc.	$1,462,305
806	NVR, Inc.(a)	585,422
30,992	Staples, Inc.	501,450
35,692	Toll Brothers, Inc.(a)	856,251
14,187	Tractor Supply Co.	1,284,775

		4,690,203

	Energy - 9.13%
31,049	Cameron International Corp.(a)	1,640,319
14,434	CARBO Ceramics, Inc.	1,522,065
10,546	Diamond Offshore Drilling, Inc.	703,945

		3,866,329

	Financials - 10.12%
7,333	Factset Research Systems, Inc.	726,260
32,120	Stifel Financial Corp.(a)	1,215,421
20,525	T. Rowe Price Group, Inc.	1,340,283
57,057	The Western Union Co.	1,004,203

		4,286,167

	Health Care - 23.39%
56,266	Allscripts Healthcare Solutions, Inc.(a)	934,015
9,040	Celgene Corp.(a)	700,781
14,842	Covance, Inc.(a)	706,924
70,048	MedAssets, Inc.(a)	921,832
21,397	Meridian Bioscience, Inc.	414,674
34,243	Myriad Genetics, Inc.(a)	810,189
67,142	PAREXEL International Corp.(a)	1,810,820
17,629	Shire PLC (b)	1,670,348
27,958	St. Jude Medical, Inc.	1,238,819
7,530	Waters Corp.(a)	697,730

		9,906,132

	Industrials - 17.31%
15,732	Expeditors International of Washington, Inc.	731,695
38,876	FEI Co. (a)	1,909,200
36,648	FLIR Systems, Inc.	927,561
9,874	JB Hunt Transport Services, Inc.	536,849
17,580	MSC Industrial Direct Co. - Class A	1,464,063
84,230	Quanta Services, Inc.(a)	1,760,407

		7,329,775

	Information Technology - 20.54%
31,669	Akamai Technologies, Inc.(a)	1,162,252
16,981	ANSYS, Inc.(a)	1,104,105
15,226	Blackbaud, Inc.	505,960
46,942	Diodes, Inc.(a)	1,088,116
37,590	NetApp, Inc.(a)	1,682,904
36,689	Rovi Corp.(a)	1,194,227
36,003	Trimble Navigation, Ltd.(a)	1,959,283

		8,696,847

	Materials - 2.22%
15,262	Ecolab, Inc.	941,971

	Medical/Health Care - 1.31%
14,776	Medicis Pharmaceutical Corp. - Class A	555,430

Total Common Stocks (Cost $34,869,163)		40,272,854

Annual Report | March 31, 2012	21

The Brown Capital Management Mid-Cap Fund

Schedule of Investments	March 31, 2012

Shares		Value (Note 1)

SHORT TERM INVESTMENTS - 7.04%
2,981,340	Dreyfus Cash Management Institutional Shares, 0.12%(c)	$2,981,340

Total Short Term Investments (Cost $2,981,340)		2,981,340

Total Value of Investments (Cost $37,850,503) - 102.14%		43,254,194
Liabilities in Excess of Other Assets - (2.14)%		(905,752)

Net Assets - 100.00%		$42,348,442

(a)	Non-income producing investment.
(b)	American Depositary Receipt.
(c)	Represents 7 day effective yield at March 31, 2012.

Common Abbreviations:
Ltd. - Limited
PLC - Public Limited Company (United Kingdom)

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Consumer Discretionary	11.08%	$4,690,203
Energy	9.13%	3,866,329
Financials	10.12%	4,286,167
Health Care	23.39%	9,906,132
Industrials	17.31%	7,329,775
Information Technology	20.54%	8,696,847
Materials	2.22%	941,971
Medical/Health Care	1.31%	555,430
Cash and Cash Equivalents	4.90%	2,075,588

Total	100.00%	$42,348,442

22	www.browncapital.com

The Brown Capital Management Funds

Statements of Assets and Liabilities	March 31, 2012

	Small Company	International Equity
	Fund	Fund		Mid-Cap Fund

Assets:
Unaffiliated Investments, at cost	$656,323,868	$8,414,382		$37,850,503
Affiliated Investments, at cost	328,296,312	–		–

Unaffiliated Investments, at value	$986,792,883	$9,745,514		$43,254,194
Affiliated Investments, at value (Note 1)	477,131,205	–		–

Total Investments, at value	$1,463,924,088	$9,745,514		$43,254,194
Foreign Cash, at value	–	4,643	*	–
Receivables:
Fund shares sold	1,201,790	7,883		239,793
Dividends, at value	642,025	27,833	*	19,005
Prepaid expenses	94,012	11,507		26,793

Total Assets	1,465,861,915	9,797,380		43,539,785

Liabilities:
Payables:
Investments purchased	–	–		1,091,951
Fund shares repurchased	1,096,955	2,885		54,280
Accrued expenses:
Advisory fees	1,227,344	6,746		9,085
Administration fees	23,921	2,021		1,204
Trustees’ fees	846	6		20
Distribution fees - Investor Class	244,773	2,285		7,547
Other expenses	161,198	25,857		27,256

Total Liabilities	2,755,037	39,800		1,191,343

Net Assets	$1,463,106,878	$9,757,580		$42,348,442

Net Assets Consist of:
Paid-in capital	$981,787,846	$11,220,354		$36,142,455
Accumulated net investment loss	(2,764,955)	(5,771)		(40,541)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	4,780,079	(2,787,607)		842,837
Net unrealized appreciation on investments and foreign currency translations	479,303,908	1,330,604		5,403,691

Net Assets	$1,463,106,878	$9,757,580		$42,348,442

Investor Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$49.32	$9.06		$20.76
Net Assets	$1,457,641,382	$9,757,580		$36,400,497
Shares Outstanding, no par value (unlimited shares authorized)	29,555,605	1,076,638		1,753,504
Institutional Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$49.35	N/A		$20.77
Net Assets	$5,465,496	N/A		$5,947,945
Shares Outstanding, no par value (unlimited shares authorized)	110,757	N/A		286,401

*	At Cost; $4,654 for Foreign Cash and $28,350 for Dividends.

See Notes to Financial Statements.

Annual Report | March 31, 2012	23

The Brown Capital Management Funds

Statements of Operations	For the Year Ended March 31, 2012

	Small Company	International Equity
	Fund	Fund	Mid-Cap Fund

Investment Income:
Dividends	$5,299,653	$260,273	$223,026
Dividends from affiliated securities	1,778,892	–	–
Foreign tax withheld	–	(15,060)	(513)
Interest	50,374	273	1,040

Total Investment Income	7,128,919	245,486	223,553

Expenses:
Advisory fees (Note 2)	13,415,430	100,173	230,359
Administration fees (Note 2)	711,641	30,077	36,671
Transfer agent fees (Note 2)	243,851	26,400	36,216
Custody fees (Note 2)	129,228	19,859	6,012
Registration fees	74,406	21,030	51,978
Taxes	31,338	–	–
12b-1 Fees - Investor Class (Note 2)	937,505	8,363	27,430
Legal fees	43,715	41,049	41,049
Audit and tax preparation fees	13,500	13,500	13,500
Trustees’ fees and expenses	8,251	5,730	5,770
Compliance services fees (Note 2)	16,985	16,751	17,001
Prior service provider termination fees	308,148	8,679	15,248
Other expenses	329,834	10,668	17,004

Total Expenses	16,263,832	302,279	498,238
Expenses waived/reimbursed by Advisor - Investor Class (Note 2)	–	(101,934)	(114,778)
Expenses waived/reimbursed by Advisor - Institutional Class (Note 2)	–	N/A	(2,860)

Net Expenses	16,263,832	200,345	380,600

Net Investment Income/(Loss)	(9,134,913)	45,141	(157,047)

Realized and Unrealized Gain/(Loss) on:
Net realized gain/(loss) from investments	18,362,416	(80,520)	1,631,614
Net realized loss from investments - affiliated securities	(9,341,611)	–	–
Net realized loss from foreign currency transactions	–	(909)	–
Net change in unrealized appreciation/(depreciation) of investments	37,170,553	(726,660)	(473,025)
Net change in unrealized depreciation of foreign currency translations	–	(404)	–

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	46,191,358	(808,493)	1,158,589

Net Increase/(Decrease) in Net Assets Resulting From Operations	$37,056,445	$(763,352)	$1,001,542

See Notes to Financial Statements.

24	www.browncapital.com

The Brown Capital Management Funds

Statements of Changes in Net Assets

	Small Company Fund		International Equity Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2012	March 31, 2011	March 31, 2012	March 31, 2011

Operations:
Net investment income/(loss)	$(9,134,913)	$(5,780,791)	$45,141	$55,139
Net realized gain/(loss) from investments and foreign currency transactions	9,020,805	3,058,567	(81,429)	198,541
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	37,170,553	262,514,652	(727,064)	491,540

Net Increase/(Decrease) in Net Assets Resulting from Operations	37,056,445	259,792,428	(763,352)	745,220

Distributions to Shareholders: (Note 4)
Net investment income
Investor	–	–	(140,078)	(206,790)
Net realized gains from investment transactions
Investor	–	(4,319,301)	–	–

Net Decrease in Net Assets from Distributions	–	(4,319,301)	(140,078)	(206,790)

Capital Share Transactions:
Shares sold
Investor	674,664,535	445,199,122	1,940,532	5,511,147
Institutional	5,244,160	N/A	N/A	N/A
Reinvested dividends and distributions
Investor	–	4,071,971	105,556	163,345
Shares repurchased
Investor	(432,118,982)	(282,710,545)	(2,081,252)	(8,327,801)
Institutional	(18,000)	N/A	N/A	N/A

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	247,771,713	166,560,548	(35,164)	(2,653,309)

Net Increase/(Decrease) in Net Assets	284,828,158	422,033,675	(938,594)	(2,114,879)
Net Assets:
Beginning of Year	1,178,278,720	756,245,045	10,696,174	12,811,053

End of Year	$1,463,106,878	$1,178,278,720	$9,757,580	$10,696,174

Accumulated Net Investment Loss	$(2,764,955)	$–	$(5,771)	$(31,507)

Share Information:
Investor Class:
Shares sold	14,492,065	11,099,967	223,773	606,822
Reinvested distributions	–	93,609	13,195	16,909
Shares repurchased	(9,543,573)	(7,338,134)	(227,471)	(894,967)

Net Increase/(Decrease) in Capital Shares	4,948,492	3,855,442	9,497	(271,236)
Shares Outstanding, Beginning of Year	24,607,113	20,751,671	1,067,141	1,338,377

Shares Outstanding, End of Year	29,555,605	24,607,113	1,076,638	1,067,141

Institutional Class:
Shares sold	111,127	N/A	N/A	N/A
Reinvested distributions	–	N/A	N/A	N/A
Shares repurchased	(370)	N/A	N/A	N/A

Net Increase in Capital Shares	110,757	N/A	N/A	N/A
Shares Outstanding, Beginning of Year	–	N/A	N/A	N/A

Shares Outstanding, End of Year	110,757	N/A	N/A	N/A

See Notes to Financial Statements.

Annual Report | March 31, 2012	25

The Brown Capital Management Funds

Statements of Changes in Net Assets

	Mid-Cap Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2012	March 31, 2011

Operations:
Net investment loss	$(157,047)	$(68,699)
Net realized gain from investments	1,631,614	730,439
Net change in unrealized appreciation/(depreciation) of investments	(473,025)	3,146,652

Net Increase in Net Assets Resulting from Operations	1,001,542	3,808,392

Distributions to Shareholders: (Note 4)
Net realized gains from investment transactions
Investor	(37,470)	(55,909)
Institutional	(1,526)	N/A

Net Decrease in Net Assets from Distributions	(38,996)	(55,909)

Capital Share Transactions:
Shares sold
Investor	24,716,453	12,352,121
Institutional	5,762,936	N/A
Reinvested dividends and distributions
Investor	32,094	42,377
Institutional	1,526	N/A
Shares repurchased
Investor	(12,603,770)	(2,781,585)
Institutional	(7,207)	N/A

Net Increase in Net Assets Resulting from Capital Share Transactions	17,902,032	9,612,913

Net Increase in Net Assets	18,864,578	13,365,396
Net Assets:
Beginning of Year	23,483,864	10,118,468

End of Year	$42,348,442	$23,483,864

Accumulated Net Investment Loss	$(40,541)	$–

Share Information:
Investor Class:
Shares sold	1,281,504	670,056
Reinvested distributions	1,815	2,263
Shares repurchased	(681,310)	(165,005)

Net Increase in Capital Shares	602,009	507,314
Shares Outstanding, Beginning of Year	1,151,495	644,181

Shares Outstanding, End of Year	1,753,504	1,151,495

Institutional Class:
Shares sold	286,661	N/A
Reinvested distributions	86	N/A
Shares repurchased	(346)	N/A

Net Increase in Capital Shares	286,401	N/A
Shares Outstanding, Beginning of Year	–	N/A

Shares Outstanding, End of Year	286,401	N/A

See Notes to Financial Statements.

26	www.browncapital.com

The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout each of the periods presented.

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2012(a)		March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008

Net Asset Value, Beginning of Year	$47.88		$36.44	$23.71	$31.63	$35.44

Income (Loss) from Investment Operations:
Net Investment Loss	(0.31	)(b)	(0.23)	(0.16)	(0.15)	(0.26)
Net Realized and Unrealized Gain (Loss) on Investments	1.75		11.86	12.89	(7.44)	0.22

Total from Investment Operations	1.44		11.63	12.73	(7.59)	(0.04)

Less Distributions:
Distributions (from capital gains)	–		(0.19)	–	(0.33)	(3.77)

Total Distributions	–		(0.19)	–	(0.33)	(3.77)

Net Asset Value, End of Year	$49.32		$47.88	$36.44	$23.71	$31.63

Total Return(c)	3.01%		31.98%	53.69%	(24.00%)	(1.33%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$1,457,641		$1,178,279	$756,245	$312,066	$297,437
Average Net Assets for the Year (000s)	$1,340,963		$854,095	$539,424	$317,926	$318,185
Ratio of Expenses to Average Net Assets	1.21	%(d)	1.19%	1.21%	1.24%	1.22%
Ratio of Net Investment Loss to Average Net Assets	(0.68%)		(0.68%)	(0.63%)	(0.64%)	(0.77%)
Portfolio Turnover Rate	21%		7%	13%	8%	21%

(a)	Prior to December 1, 2011 the Fund offered one class of shares, which were converted to Investor Shares on that date.
(b)	Calculated using average shares method.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United State of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator. It is anticipated that total expenses will be lower in the future given this change in administrative fee arrangements.

See Notes to Financial Statements.

Annual Report | March 31, 2012	27

The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout the periods presented.

	For the
	Period Ended
	March 31,
Institutional Class	2012	(a)

Net Asset Value, Beginning of Period	$43.19

Income (Loss) from Investment Operations:
Net Investment Loss	(0.08	)(b)
Net Realized and Unrealized Gain on Investments	6.24

Total from Investment Operations	6.16

Net Asset Value, End of Period	$49.35

Total Return(c)	14.26	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$5,465
Average Net Assets for the Period (000s)	$2,086
Ratio of Expenses to Average Net Assets	1.21	%(e)(f)
Ratio of Net Investment Loss to Average Net Assets	(0.59	%)(e)
Portfolio Turnover Rate	21	%(d)(g)

(a)	The Fund began offering Institutional Class Shares on December 15, 2011.
(b)	Calculated using average shares method.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United State of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Not Annualized.
(e)	Annualized.
(f)
During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator. It is anticipated that total expenses will be lower in the future given this change in administrative fee arrangements.

(g)	Portfolio turnover rate is calculated at the Fund level and represents the year ended March 31, 2012.

See Notes to Financial Statements.

28	www.browncapital.com

The Brown Capital International Equity Fund

Financial Highlights	For a share outstanding throughout each of the periods presented.

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2012(a)		March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008

Net Asset Value, Beginning of Year	$10.02		$9.57	$5.99	$12.33	$16.68

Income (Loss) from Investment Operations:
Net Investment Income	0.04	(b)	0.05	0.01	0.12	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(0.88)		0.59	3.63	(5.75)	(1.43)

Total from Investment Operations	(0.84)		0.64	3.64	(5.63)	(1.28)

Less Distributions:
Dividends (from net investment income)	(0.12)		(0.19)	(0.06)	(0.12)	(0.05)
Distributions (from capital gains)	–		–	–	(0.59)	(3.02)

Total Distributions	(0.12)		(0.19)	(0.06)	(0.71)	(3.07)

Net Asset Value, End of Year	$9.06		$10.02	$9.57	$5.99	$12.33

Total Return(c)	(8.22%)		6.79%	61.09%	(46.39%)	(9.84%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$9,758		$10,696	$12,811	$6,827	$14,628
Average Net Assets for the Year (000s)	$10,017		$11,461	$10,445	$10,248	$16,854
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	3.02	%(d)	2.91%	2.78%	2.85%	2.15%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	2.00%		2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income to Average Net Assets	0.45%		0.48%	0.01%	1.32%	1.10%
Portfolio Turnover Rate	17%		28%	44%	46%	54%

(a)	Prior to December 1, 2011 the Fund offered one class of shares, which were converted to Investor Shares on that date.
(b)	Calculated using average shares method.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United State of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator. It is anticipated that total expenses will be lower in the future given this change in administrative fee arrangements.

See Notes to Financial Statements.

Annual Report | March 31, 2012	29

The Brown Capital Management Mid-Cap Fund

Financial Highlights	For a share outstanding throughout each of the periods presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2012(a)	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008

Net Asset Value, Beginning of Year	$20.39	$15.71	$9.86	$12.95	$14.26

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.10) (b)	(0.06)	(0.06)	0.36	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	0.49	4.81	5.91	(3.05)	(0.25)

Total from Investment Operations	0.39	4.75	5.85	(2.69)	(0.34)

Less Distributions:
Dividends (from net investment income)	–	–	–	(0.40)	–
Distributions (from capital gains)	(0.02)	(0.07)	–	–	(0.97)

Total Distributions	(0.02)	(0.07)	–	(0.40)	(0.97)

Net Asset Value, End of Year	$20.76	$20.39	$15.71	$9.86	$12.95

Total Return(c)	1.94%	30.30%	59.33%	(20.80%)	(3.13%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$36,400	$23,484	$10,118	$2,251	$2,675
Average Net Assets for the Year (000s)	$30,165	$12,678	$8,513	$2,509	$2,913
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.63% (d)	2.03%	2.79%	4.16%	2.81%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.25%	1.30%	1.30%	1.30%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.52%)	(0.54%)	(0.47%)	1.19%	(0.65%)
Portfolio Turnover Rate	18%	38%	35%	51%	63%

(a)	Prior to December 1, 2011 the Fund offered one class of shares, which were converted to Investor Shares on that date.
(b)	Calculated using average shares method.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United State of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator. It is anticipated that total expenses will be lower in the future given this change in administrative fee arrangements.

See Notes to Financial Statements.

30	www.browncapital.com

The Brown Capital Management Mid-Cap Fund

Financial Highlights	For a share outstanding throughout the period presented.

	For the
	Period Ended
	March 31,
Institutional Class	2012(a)

Net Asset Value, Beginning of Period	$17.52

Income (Loss) from Investment Operations:
Net Investment Loss	(0.01)	(b)
Net Realized and Unrealized Gain on Investments	3.28

Total from Investment Operations	3.27

Less Distributions:
Distributions (from capital gains)	(0.02)

Total Distributions	(0.02)

Net Asset Value, End of Period	$20.77

Total Return(c)	18.70	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$5,948
Average Net Assets for the Period (000s)	$1,884
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.42	%(e)(f)
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	0.90	%(e)
Ratio of Net Investment Loss to Average Net Assets	(0.12	%)(e)
Portfolio Turnover Rate	18	%(d)(g)

(a)	The Fund began offering Institutional Class Shares on December 15, 2011.
(b)	Calculated using average shares method.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United State of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Not Annualized.
(e)	Annualized.
(f)

During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator. It is anticipated that total expenses will be lower in the future given this change in administrative fee arrangements.

(g)	Portfolio turnover rate is calculated at the Fund level and represents the year ended March 31, 2012.

See Notes to Financial Statements.

Annual Report | March 31, 2012	31

The Brown Capital Management Funds

Notes to Financial Statements	March 31, 2012

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management International Equity Fund (“International Equity Fund”), and The Brown Capital Management Mid-Cap Fund (“Mid-Cap Fund”) (each a “Fund” and collectively the “Funds”) are each a series portfolio of Brown Capital Management Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report is classified as a diversified company as defined in the 1940 Act. Prior to December 1, 2011, the Funds were series portfolios of The Nottingham Investment Trust II (the “Predecessor Trust”), a Massachusetts business trust.

The Small Company Fund commenced operations as a series of the predecessor Trust on July 23, 1992. The investment objective of the Fund is to seek capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Small Company Fund seeks to achieve its investment objective principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. Prior to December 1, 2011 the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011 the Fund began to offer Institutional Shares.

The International Equity Fund commenced operations as a series of the Predecessor Trust on May 28, 1999. The investment objective of the Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Equity Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies. Prior to December 1, 2011 the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares.

The Mid-Cap Fund commenced operations as a series of the Predecessor Trust on September 30, 2002. The investment objective of the Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Mid-Cap Fund seeks to achieve its investment objective investing in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered “midi-cap” companies. The Fund’s investment advisor considers a company to be a “mid-cap” company if it has, at the time of purchase by the Fund, a market capitalization within the range of market values of issuers included in the Russell Midcap® Growth Index. Prior to December 1, 2011 the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011 the Fund began to offer Institutional Shares.

Prior to December 31, 2008, the Mid-Cap Fund offered two classes of shares (Institutional Shares and Investor Shares). On that date, the Investor Shares were converted into a class of shares that was previously designated as “Institutional Shares” and subsequently re-designated, as of December 1, 2011, as the “Investor Class” shares. Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments were allocated to each class of shares based upon its relative net assets.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to a Fund’s net asset value calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
GAAP establishes a framework for measuring fair value and requires certain disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

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Notes to Financial Statements	March 31, 2012

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2012:

Small Company Fund:

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$1,412,210,512	$–	$–	$1,412,210,512
Short Term Investments	51,713,576	–	–	51,713,576

Total	$1,463,924,088	$–	$–	$1,463,924,088

International Equity Fund:

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks
Hong Kong	$581,739	$24,081	$–	$605,820
All Other	9,030,312	–	–	9,030,312
Short Term Investments	109,382	–	–	109,382

Total	$9,721,433	$24,081	$–	$9,745,514

Mid-Cap Fund:

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$40,272,854	$–	$–	$40,272,854
Short Term Investments	2,981,340	–	–	2,981,340

Total	$43,254,194	$–	$–	$43,254,194

*See Schedule of Investments for industry/country classifications

There were no significant transfers into or out of Levels 1 and 2 during the period.

There were no securities classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used are not applicable for these Funds.

Foreign Currency Translation (International Equity Fund)
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the

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The Brown Capital Management Funds

Notes to Financial Statements	March 31, 2012

U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Affiliated Companies
If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of March 31, 2012, the Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are affiliates of that Fund for purposes of the 1940 Act.

	Share Balance				Share Balance at	Market Value at		Realized Gains
Security Name	at April 1, 2011	Purchases		Sales	March 31, 2012	March 31, 2012	Dividends	(Losses)

Abaxis, Inc.	1,082,237	526,107		–	1,608,344	$46,851,061	$–	$–
Accelrys, Inc.	3,612,654	978,055		(1,506,295)	3,084,414	24,613,624	–	(5,561,149)
American Software, Inc. - Class A	1,373,199	558,455		–	1,931,654	16,573,591	648,831	–
Cantel Medical Corp.	900,916	879,068	(a)	–	1,779,984	44,659,798	149,450	–
DTS, Inc.	581,483	451,864		–	1,033,347	31,227,746	–	–
Dynamic Materials Corp.	841,961	124,317		–	966,278	20,398,129	154,604	–
IRIS International, Inc.	1,737,211	239,184		(988,020)	988,375	13,352,946	–	(3,155,118)
Kensey Nash Corp.	587,977	–		(120,313)	467,664	13,683,849	116,916	(129,480)
Manhattan Associates Inc.	611,770	431,992		–	1,043,762	49,610,008	–	–
Measurement Specialties, Inc.	1,151,930	–		(41,178)	1,110,752	37,432,342	–	371,852
Medidata Solutions, Inc.	916,594	862,459		(105,078)	1,673,975	44,594,694	–	(867,716)
Neogen Corp.	880,480	505,738		–	1,386,218	54,159,537	–	–
PROS Holdings, Inc.	1,730,877	292,087		–	2,022,964	37,829,427	–	–
Sun Hydraulics Corp.	732,440	878,587	(b)	–	1,611,027	42,144,453	709,091	–

TOTAL	16,741,729	6,727,913		(2,760,884)	20,708,758	$477,131,205	$1,778,892	$(9,341,611)

(a) 3 for 2 stock split on February 1, 2012.
(b) 3 for 2 stock split on July 15, 2011.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex–dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex–dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the high cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Dividend Distributions
Each of the Funds may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex–date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

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Notes to Financial Statements	March 31, 2012

2. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS
Advisor
Each Fund pays a monthly advisory fee to Brown Capital Management, LLC (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the following annual rates:

	Advisory Fees

			Expense Limitation	Advisory Fees
Fund	Average Net Assets	Rate	Ratio	Waived	Expenses Reimbursed

Small Company Fund	On all assets	1.00%	1.25%	$–	$–
International Equity Fund	First $100 million	1.00%	1.75%	100,173	1,761
	Over $100 million	0.75%
Mid-Cap Fund	On all assets	0.75%	0.90%	117,638	–

In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b–1 distribution plan) do not exceed certain limits, which are (at the time this report is being produced) for the Small Company Fund, the International Equity Fund and the Mid-Cap Fund, 1.25%, 1.75% and 0.90% of the average daily net assets of those Funds, respectively. Prior to December 1, 2011 the Advisor had entered into expense limitation agreements with the Trust to limit the expenses of the International Equity Fund and the Mid-Cap Fund to 2.00% and 1.30% of the average daily net assets of the Funds, respectively, excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund’s business.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) fiscal years, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the percentage limits as described above. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular fund’s assets exceed $20 million for the Small Company Fund and the International Equity Fund or $15 million for the Mid-Cap Fund; (ii) the particular fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Fund	March 31, 2015	March 31, 2014	March 31, 2013

International Equity Fund	$101,934	$104,043	$81,745
Mid-Cap Fund	117,638	92,688	126,817

Administrator
Effective August 4, 2011, ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee based on the annual minimum fee of $281,000.

Prior to August 4, 2011, each Fund paid a monthly administration fee to The Nottingham Company (“the Prior Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates which were subject to a minimum of $2,000 per month per Fund. The Prior Administrator also received a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping services and for certain costs involved with the daily valuation of securities and as reimbursement for out–of–pocket expenses. A breakdown of fees paid to the Prior Administrator is provided in the following table.

	Administration Fees(1)		Custody Fees(1)

								Blue Sky
	Average Net	Annual			Fund Accounting		Fund Accounting	Administration Fees
	Assets	Rate	Average Net Assets	Annual Rate	Fees (Monthly)		Fees (on all assets)	(Annual)

All Funds	First $50 million	0.175%	First $100 million	0.020%	$2,250	(2)	0.01%	$160 per state
	Next $50 million	0.150%	Over $100 million	0.009%	$750	(2)
	Next $50 million	0.125%
	Over $150 million	0.100%

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The Brown Capital Management Funds

Notes to Financial Statements	March 31, 2012

(1)	Minimum monthly fees of $2,000 and $400 for Administration and Custody, respectively.
(2)	These fees are based on the number of classes of shares for each Fund. Each Fund paid $2,250 per month for the initial class of shares and $750 per month for each additional class of shares.

Compliance Services
Effective August 4, 2011, ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a–1 under the 1940 Act. ALPS is compensated under the Administration Agreement for these services.

Prior to August 4, 2011, The Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of The Nottingham Company, provided services which assisted the Trust’s Chief Compliance Officer. NCS received compensation for this service at an annual rate of $7,750 for each Fund.

Transfer Agent
Effective August 1, 2011, ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds.

Prior to August 1, 2011, Nottingham Shareholder Services, LLC (“Prior Transfer Agent”) served as transfer, dividend paying, and shareholder servicing agent for the Funds. The Prior Transfer Agent received compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,500 per month per Fund and $500 per month per Fund for each additional class of shares. The Transfer Agent was also reimbursed for out–of–pocket expenses.

Distributor
Effective August 1, 2011, ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributors. The Distributor acts as an agent for the Funds and the distributor of their shares.

12b-1 Plan
On December 1, 2011 each Fund has adopted, with respect to its Investor Class shares, a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to the distributor, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the Mid-Cap Fund and the International Equity Fund under the Plan is 0.25% of average daily net assets for the year and 0.20% of average daily net assets for the Small Company Fund. The Plans are compensation plans, which means that payments are made to the distributor regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and the distributor is permitted to return the excess to the Advisor. It is also possible that 12b-1 expenses paid by the advisor for a period will exceed the payments received by the Funds, in which case the advisor may pay such excess expenses out of its own resources. The Plans require that the distributor act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before such payments are made.

Prior to August 1, 2011, Capital Investment Group, Inc. (the “Prior Distributor”) served as the Funds’ principal underwriter and distributor. Certain Trustees and officers of the Trust are also employees and/or officers of the Advisor.

Legal Counsel to the Trust
The Law Offices of John H. Lively and Associates, Inc., a member firm of the 1940 Act Law Group, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of The Law Offices of John H. Lively & Associates, Inc., but he received no direct compensation from the Trust or the Funds for serving as an officer of the Trust.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES
For the year ended March 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short–term securities, are shown in the following table.

Fund	Purchases of Securities	Proceeds From Sales of Securities

Small Company Fund	$526,649,702	$279,569,984
International Equity Fund	1,631,957	1,653,098
Mid-Cap Fund	22,232,064	5,396,180

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Notes to Financial Statements	March 31, 2012

4. FEDERAL INCOME TAX
Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Funds recognize the tax benefit or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2009 –2011 and as of and during the year ended March 31, 2012, and determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses, foreign currency translations, and passive foreign investment companies. For the fiscal year ended March 31, 2012, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

		Accumulated Net	Accumulated Net Realized
Fund	Paid-in Capital	Investment Loss	Gain/(Loss) on Investments

Small Company Fund	$(6,284,449)	$6,369,958	$(85,509)
International Equity Fund	3	120,673	(120,676)
Mid-Cap Fund	(172,414)	116,506	55,908

Included in the amounts reclassified was a net operating loss offset to Paid-in-Capital of $6,253,111 for Small Company Fund and $116,506 for Mid-Cap Fund.

At March 31, 2012, the tax–basis cost of investments and components of net assets were as follows:

	Small Company Fund	International Equity Fund	Mid-Cap Fund

Cost of Investments	$985,992,375	$8,740,779	$38,004,553

Net Appreciation (depreciation) of :
foreign currency and derivatives	–	(528)	–
Unrealized Appreciation	498,610,613	2,277,604	7,130,390
Unrealized Depreciation	(20,678,900)	(1,272,869)	(1,880,749)

Net Unrealized Appreciation	477,931,713	1,004,207	5,249,641

Undistributed Ordinary Income	–	40,393	–
Accumulated Capital Gains/(Losses)	6,152,274	(2,507,374)	996,887
Other Book/Tax Differences	(2,764,955)	–	(40,541)

Distributable Earnings	$481,319,032	$(1,462,774)	$6,205,987

The difference between book–basis and tax–basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and passive foreign investment companies. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital and ordinary losses on certain transactions is deferred until the subsequent tax year. As of March 31, 2012, there were no post-October capital loss deferrals on any of the Brown Capital Funds. The Funds elect to defer to the period ending March 31, 2013, late year ordinary losses in the amounts of $2,764,955 for Small Company Fund and $40,541 for Mid-Cap Fund.

Capital Loss Carryforwards – Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Accumulated capital losses noted below represent pre-enactment net capital loss carryforwards, as of March 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the pre-enactment carryovers.

Annual Report | March 31, 2012	37

The Brown Capital Management Funds

Notes to Financial Statements	March 31, 2012

Expiration Dates	International Equity Fund

March 31, 2017	$1,235,307
March 31, 2018	806,096

During the year ended March 31, 2012, $1,797,981 and $597,337, respectively, of capital loss carryforwards were utilized by the Small Company Fund and Mid-Cap Fund, respectively.

Post Modernization Act enactment long-term capital losses for International Equity in the amount of $465,971 are deferred to the next fiscal year.

Distributions during the fiscal years shown were characterized for tax purposes as follows:

	Ordinary Income		Long–Term Capital Gain

Fund	March 31, 2012	March 31, 2011	March 31, 2012	March 31, 2011

Small Company Fund	$–	$–	$–	$4,319,301
International Equity Fund	140,078	206,790	–	–
Mid-Cap Fund	–	55,909	38,996	–

5. COMMITMENTS AND CONTINGENCIES
Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

6. NEW ACCOUNTING PRONOUNCEMENTS
In May 2011, the Financial Accounting Standards Board (“FASB) issued Accounting Standards Update (“ASU”) No. 2011–04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011–04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011–04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

7. SUBSEQUENT EVENTS
The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2012. However, the following are details relating to subsequent events through the date the financial statements were issued.

The Trust is currently not a party to any litigation. However, the Trust has received a demand letter from the Prior Administrator alleging that the Trust improperly terminated a service agreement that existed between the parties. The Prior Administrator claims it is owed damages in the form of lost profits of not less than $1.24 million. The Prior Administrator has not filed a lawsuit relating to this matter. Should a lawsuit be filed, the Board believes that the Trust will have one or more meritorious defenses and expects the Trust to defend its position vigorously.

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The Brown Capital Management Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brown Capital Management Mutual Funds and the Shareholders of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund, each a series of shares of Brown Capital Management Mutual Funds (the “Funds”) (previously The Nottingham Investment Trust II), including the schedules of investments, as of March 31, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 22, 2012

Annual Report | March 31, 2012	39

The Brown Capital Management Funds

Additional Information (Unaudited)	March 31, 2012

1. PROXY VOTING POLICIES AND VOTING RECORD
A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1–800–773–3863 and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12–month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. The Funds’ Forms N–Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D. C. Additionally, you may obtain copies of the Funds’ form N–Q by calling the Funds at 1–800–773–3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1–800–SEC–0330, (1–800 –732–0330).

3. APPROVAL OF ADVISORY AGREEMENT
The Advisor supervises the investments of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund pursuant to an Investment Advisory Agreement between the Advisor and the Trust. At a meeting of the Trust’s Board of Trustees held on July 14, 2011, the Trustees unanimously approved a new Investment Advisory Agreement (the “New Agreement”) upon the terms and for the compensation described therein. In considering whether to approve the New Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Funds and the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

In deciding whether to approve the New Agreement between the Trust and the Advisor, with respect to The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund, the Trustees considered numerous factors, including: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Funds and the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the New Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds under the Current Agreement including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees considered the proposals and efforts put forth by the Advisor in order to streamline and modernize the Funds. The Trustees also reflected on the materials provided by the Advisor in connection with their March 21, 2011 meeting at which time they approved the continuation of the advisory agreements for the Funds. The Trustees considered that the nature, extent and quality of the services to be provided by the Advisor will not be diminished by the proposal to modify the advisory agreement. The Trustees noted that certain employees of the Advisor served as officers of the Trust, including as a principal executive officer, without additional compensation. The Trustees considered the long-term ownership transition planning of the Advisor scheduled to take place on December 31, 2011. After reviewing the foregoing information and further information in the materials provided by the Advisor (e.g., descriptions of the Advisor’s business, the experience and education of the Funds’ portfolio managers, and the Advisor’s compliance programs, and a copy of the Advisor’s Form ADV), the Board of Trustees concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Bloomberg category averages). The Trustees also considered the consistency of the

40	www.browncapital.com

The Brown Capital Management Funds

Additional Information (Unaudited)	March 31, 2012

Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund and the Mid-Cap Fund had generally outperformed their peers during the short-term and long-term periods. The Trustees observed that the International Equity Fund had generally outperformed its peers during the short-term but its long-term performance slightly underperformed its peers. The Trustees also reflected on the materials provided by the Advisor in connection with their March 21, 2011 meeting at which time they approved the continuation of the advisory agreements for the Funds. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that the investment performance of each Fund and the Advisor was satisfactory.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor, including certain prior fee waivers and reimbursements by the Advisor on behalf of the Funds; and the nature and frequency of advisory fee payments. The Trustees considered that the proposal to modify the advisory agreements, including the revised language to clarify and make uniform amongst the separate Funds the expenses to be paid by the Advisor and the Funds, would not amount to any significant differences in the costs of services provided by the Advisor and profits realized by the Advisor. The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, including the ability for the Advisor to place small accounts into the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. The Trustees also reflected on the materials provided by the Advisor in connection with their March 21, 2011 meeting at which time they approved the continuation of the advisory agreements for the Funds. With respect to the Small Company Fund, the Trustees determined that the management fee was higher than some of the specifically identified comparable funds and the same as others and higher than the category average, and while the expense ratio was higher than some of the specifically identified comparable funds and lower than others, it was lower than the category average. With respect to the International Equity Fund, the Trustees determined that the management fee was higher than the specifically identified comparable funds and the category average, and the expense ratio was higher than such comparable funds and the category average. With respect to the Mid-Cap Fund, the Trustees determined that the management fee was higher than some of the specifically identified comparable funds and lower than others and similar to the category average, and the expense ratio was higher than such comparable funds and the category average. Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement. For the Small Company Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, the Fund’s shareholders benefited from economies of scale under the Fund’s agreements with service providers other than the Advisor. For the International Equity Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows. The Trustees also considered that due to its size, the Fund would likely continue to experience benefits from the Fund’s expense limitation arrangements until the Fund’s assets grew to a level where the Fund’s expenses fell below the cap set by the respective arrangement and the Advisor began receiving its full fee. For the Mid-Cap Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that, due to its size, the Fund’s shareholders would likely continue to experience benefits from the expense limitation arrangement until the Fund’s assets grew to a level where the Fund’s expenses fell below the cap set by the arrangement and the Advisor began receiving its full fee. Thereafter, the Trustees noted that the Fund’s shareholders would continue to benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor. Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the anticipated

Annual Report | March 31, 2012	41

The Brown Capital Management Funds

Additional Information (Unaudited)	March 31, 2012

portfolio turnover rate for the Funds; the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars) to the Funds compared with broker-dealers who provide only execution services; the basis by which evaluations are made of the overall reasonableness of commissions paid; and the basis for selecting and evaluating the broker-dealers used. The Trustees then considered whether such services and soft dollars provide lawful and appropriate assistance to the Advisor in the performance of its investment decision-making responsibilities and the extent to which any soft dollar payment is allocated for products or services that provide both a research and a non-research function; the extent to which such services benefit other accounts, if any, advised by the Advisor. After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the basis for soft dollar payments with broker-dealers, including any broker-dealers affiliated with the Advisor; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, voting separately, approved the New Agreement upon the terms and for the compensation described therein and recommended that the New Agreement be submitted to shareholders for approval.

4. TAX DESIGNATIONS
The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2011:

	Small Company Fund	International Equity Fund	Mid-Cap Fund

Dividends Received Deduction	0%	2.73%	0%

Qualified Dividend Income	0%	40.74%	0%

The Mid-Cap Fund paid $38,996 of long term capital gain distributions in December 2011.

In early 2012, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2011 via Form 1099. The Funds will notify shareholders in early 2013 of amounts paid to them by the Funds, if any, during the calendar year 2012.

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The Brown Capital Management Funds

Trustees and Officers (Unaudited)	March 31, 2012

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-877-892-4226. The address of each Trustee and officer, is 1201 N. Calvert Street, Baltimore, Maryland 21202. The Independent Trustees received aggregate compensation of $13,375 ($4,458 from each Fund) during the fiscal year ended March 31, 2012 from the Funds for their services to the Funds and the Trust. The Interested Trustees and officers (other than the Chief Compliance Officer) did not receive compensation from the Funds for their services (as Interested Trustee or Officer, as applicable) to the Funds and Trust.

				Number of
				Portfolios
				in Fund
				Complex	Other Directorships
Name, Age,	Position(s) Held	Length of Time	Principal Occupation(s)	Overseen	Held by Trustee During
And Address	with Fund/Trust	Served	During Past 5 Years	by Trustee	Past 5 Years

Independent Trustees

Jack E. Brinson, 79	Trustee	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	3	Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Starboard Investment Trust for the ten series of that trust; Tilson Investment Trust for the two series of that trust; Previously, Independent Trustee of New Providence Investment Trust for its one series from 1999 to 2011 (registered investment company).

James H. Speed, Jr., 58	Trustee, Chairman	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	3	Independent Trustee of Hillman Capital Management Investment Trust for its two series; Starboard Investment Trust for its ten series; and Tilson Investment Trust for the two series of that trust (all registered investment companies). Member of Board of Directors of M&F Bancorp, Inc. Member of the Board of Directors of NC Mutual Life Insurance Company. Previously Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2011 (registered investment company).

Interested Trustees*

Keith A. Lee, 51	Trustee; President and Principal Executive Officer, the Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	President and Chief Operating Officer of Brown Capital Management, LLC (advisor of the Funds); previously Managing Director/Senior Portfolio Manager of Brown Capital Management, LLC.	3	None

* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, LLC, the advisor of the Funds.

Annual Report | March 31, 2012	43

The Brown Capital Management Funds

Trustees and Officers (Unaudited)

Number of
Portfolios
in Fund
				Complex	Other Directorships
Name, Age,	Position(s) Held	Length of Time	Principal Occupation(s)	Overseen	Held by Trustee During
And Address	with Fund/Trust	Served	During Past 5 Years	by Trustee	Past 5 Years

Other Officers

Robert Young, 42	Vice President	Since 2011	Managing Director/Co-Director of Marketing, Brown Capital Management, LLC, April 1999 to present.	n/a	n/a

John H. Lively, 43	Secretary	Since 2011	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.	n/a	n/a

Cecil Flamer, 64	Treasurer, and Principal Financial Officer	Since 2011	Managing Director, Chief Administrative Officer, CPA, Brown Capital Management, LLC, July 2004 to present.	n/a	n/a

Julian G. Winters, 43	Chief Compliance Officer	Since 2004	Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.	n/a	n/a

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The Brown Capital Management Funds

Shareholder Meeting (Unaudited)	March 31, 2012

A Special Meeting of the Shareholders of the Funds was held on November 30, 2011. At the meeting, the following matters were voted on and approved by the Shareholders. Each vote represents one dollar of net asset value held on the record date for the meetings, which was September 1, 2011. The results of the Special Meeting of Shareholders are noted below.

The Brown Capital Management Small Company Fund (16,480,206 Total Shares Voted of 29,658,999 Outstanding or 55.57%)

								Percent of the
		Shares Voted						Outstanding Shares

	Proposals	For	%	Against	%	Abstain	%	For	Against	Abstain

Proposal 1	To approve a proposed Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized into a corresponding series of Brown Capital Management Mutual Funds, a newly established Delaware Statutory Trust.	15,030,671	91.20%	663,236	4.03%	786,299	4.77%	50.68%	2.24%	2.65%

Proposal 2	To approve revisions to the Fund’s fundamental investment restrictions:

Proposal 2.1	Diversification	14,903,036	90.43%	830,023	5.04%	747,148	4.53%	50.25%	2.80%	2.52%

Proposal 2.2	Investments of Securities of Issuers Owned by Officers or Trustees	14,377,501	87.24%	1,315,129	7.98%	787,580	4.78%	48.48%	4.43%	2.66%

Proposal 2.3	Investments for Exercising Control Over an Issuer	14,692,414	89.15%	988,454	6.00%	799,341	4.85%	49.54%	3.33%	2.70%

Proposal 2.4	Investments in Real Estate / Oil, Gas, Mineral Leases	14,732,672	89.40%	957,201	5.81%	790,336	4.79%	49.67%	3.23%	2.66%

Proposal 2.5	Purchasing Securities on Margin	14,426,668	87.54%	1,281,244	7.77%	772,299	4.69%	48.64%	4.32%	2.60%

Proposal 2.6	Short Sales	14,431,322	87.57%	1,229,145	7.46%	819,745	4.97%	48.66%	4.14%	2.76%

Proposal 2.7	Joint Trading Accounts	14,757,785	89.55%	877,267	5.32%	845,159	5.13%	49.76%	2.96%	2.85%

Proposal 2.8	Lending	14,665,706	88.99%	988,087	6.00%	826,414	5.01%	49.45%	3.33%	2.79%

Proposal 2.9	Investments in “Unseasoned Companies”	14,633,603	88.79%	1,057,374	6.42%	789,234	4.79%	49.34%	3.57%	2.66%

Proposal 2.10	Repurchase Agreements / Readily Marketable Securities	14,683,350	89.10%	957,649	5.81%	839,212	5.09%	49.51%	3.23%	2.83%

Proposal 2.11	Senior Securities/Borrowing	14,566,906	88.39%	1,116,827	6.78%	796,482	4.83%	49.11%	3.77%	2.69%

Proposal 2.12	Commodities	14,534,482	88.19%	1,164,693	7.07%	781,039	4.74%	49.01%	3.93%	2.63%

Proposal 2.13	Restricted Securities	14,610,451	88.65%	1,074,500	6.52%	795,261	4.83%	49.26%	3.62%	2.68%

Proposal 3	To approve a new investment Advisory Agreement between the Fund and Brown Capital Management, LLC	14,876,155	90.27%	817,198	4.96%	786,855	4.77%	50.16%	2.76%	2.65%

Proposal 4	To approve a Distribution Plan and related fee for the Fund	12,229,249	74.21%	3,541,657	21.49%	709,300	4.30%	41.23%	11.94%	2.39%

Annual Report | March 31, 2012	45

The Brown Capital Management Funds

Shareholder Meeting (Unaudited)	March 31, 2012

The Brown Capital Management International Equity Fund (541,144 Total Shares Voted of 1,067,118 Outstanding or 50.71%)

		Shares Voted						Percent of the
								Outstanding Shares

	Proposals	For	%	Against	%	Abstain	%	For	Against	Abstain

Proposal 1	To approve a proposed Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized into a corresponding series of Brown Capital Management Mutual Funds, a newly established Delaware Statutory Trust.	541,144	100.00%	0	0.00%	0	0.00%	50.71%	0.00%	0.00%

Proposal 2	To approve revisions to the Fund’s fundamental investment restrictions:

Proposal 2.1	Diversification	541,144	100.00%	0	0.00%	0	0.00%	50.71%	0.00%	0.00%

Proposal 2.3	Investments for Exercising Control Over an Issuer	541,144	100.00%	0	0.00%	0	0.00%	50.71%	0.00%	0.00%

Proposal 2.4	Investments in Real Estate / Oil, Gas, Mineral Leases	541,144	100.00%	0	0.00%	0	0.00%	50.71%	0.00%	0.00%

Proposal 2.5	Purchasing Securities on Margin	541,144	100.00%	0	0.00%	0	0.00%	50.71%	0.00%	0.00%

Proposal 2.9	Investments in “Unseasoned Companies”	541,144	100.00%	0	0.00%	0	0.00%	50.71%	0.00%	0.00%

Proposal 2.12	Commodities	541,144	100.00%	0	0.00%	0	0.00%	50.71%	0.00%	0.00%

Proposal 2.15	Investments in one country.	541,144	100.00%	0	0.00%	0	0.00%	50.71%	0.00%	0.00%

Proposal 3	To approve a new investment Advisory Agreement between the Fund and Brown Capital Management, LLC	541,144	100.00%	0	0.00%	0	0.00%	50.71%	0.00%	0.00%

Proposal 4	To approve a Distribution Plan and related fee for the Fund	541,144	100.00%	0	0.00%	0	0.00%	50.71%	0.00%	0.00%

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The Brown Capital Management Funds

Shareholder Meeting (Unaudited)	March 31, 2012

The Brown Capital Management Mid-Cap Fund (867,271 Total Shares Voted of 1,576,503 Outstanding or 55.01%)

		Shares Voted						Percent of the
								Outstanding Shares

	Proposals	For	%	Against	%	Abstain	%	For	Against	Abstain

Proposal 1	To approve a proposed Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized into a corresponding series of Brown Capital Management Mutual Funds, a newly established Delaware Statutory Trust.	815,219	94.00%	12,363	1.43%	39,689	4.58%	51.71%	0.78%	2.52%

Proposal 2	To approve revisions to the Fund’s fundamental investment restrictions:

Proposal 2.1	Diversification	803,337	92.63%	25,295	2.92%	38,639	4.46%	50.96%	1.60%	2.45%

Proposal 2.2	Investments of Securities of Issuers Owned by Officers or Trustees	798,608	92.08%	30,801	3.55%	37,863	4.37%	50.66%	1.95%	2.40%

Proposal 2.3	Investments for Exercising Control Over an Issuer	799,680	92.21%	27,902	3.22%	39,689	4.58%	50.72%	1.77%	2.52%

Proposal 2.4	Investments in Real Estate / Oil, Gas, Mineral Leases	801,819	92.45%	25,763	2.97%	39,689	4.58%	50.86%	1.63%	2.52%

Proposal 2.5	Purchasing Securities on Margin	793,191	91.46%	34,968	4.03%	39,111	4.51%	50.31%	2.22%	2.48%

Proposal 2.6	Short Sales	793,892	91.54%	34,268	3.95%	39,111	4.51%	50.36%	2.17%	2.48%

Proposal 2.7	Joint Trading Accounts	800,337	92.28%	28,786	3.32%	38,147	4.40%	50.77%	1.83%	2.42%

Proposal 2.8	Lending	798,434	92.06%	30,435	3.51%	38,401	4.43%	50.65%	1.93%	2.44%

Proposal 2.9	Investments in “Unseasoned Companies”	798,413	92.06%	30,711	3.54%	38,147	4.40%	50.64%	1.95%	2.42%

Proposal 2.10	Repurchase Agreements / Readily Marketable Securities	799,401	92.17%	28,526	3.29%	39,343	4.54%	50.71%	1.81%	2.50%

Proposal 2.11	Senior Securities/Borrowing	796,350	91.82%	31,723	3.66%	39,197	4.52%	50.51%	2.01%	2.49%

Proposal 2.12	Commodities	794,470	91.61%	32,494	3.75%	40,307	4.65%	50.39%	2.06%	2.56%

Proposal 2.13	Restricted Securities	796,483	91.84%	32,641	3.76%	38,147	4.40%	50.52%	2.07%	2.42%

Proposal 2.14	Foreign Securities	804,126	92.72%	26,247	3.03%	36,899	4.25%	51.01%	1.66%	2.34%

Proposal 3	To approve a new investment Advisory Agreement between the Fund and Brown Capital Management, LLC	810,072	93.40%	19,105	2.20%	38,095	4.39%	51.38%	1.21%	2.42%

Proposal 4	To approve a Distribution Plan and related fee for the Fund	792,254	91.35%	38,465	4.44%	36,553	4.21%	50.25%	2.44%	2.32%

Annual Report | March 31, 2012	47

The Brown Capital Management Funds

Notes

48	www.browncapital.com

Must be accompanied or preceded by a prospectus.
Funds distributed by ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, CO 80203

Item 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report. A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2012, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2011 and March 31, 2012 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant BBD, LLP (“Accountant”) in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2011	2012
EARNEST Partners Fixed Income Trust	$12,000	n/a
The Brown Capital Management Small Company Fund	$12,000	$12,000
The Brown Capital Management International Equity Fund	$12,000	$12,000
The Brown Capital Management Mid-Cap Fund	$12,000	$12,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2011 and March 31, 2012 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal years ended March 31, 2011 and March 31, 2012 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2011	2012
EARNEST Partners Fixed Income Trust	$1,500	$1,500
The Brown Capital Management Small Company Fund	$1,500	$1,500
The Brown Capital Management International Equity Fund	$1,500	$1,500
The Brown Capital Management Mid-Cap Fund	$1,500	$1,500

(d)	All Other Fees – There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at meetings of the audit committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit committee meetings called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal years ended March 31, 2011 and 2012 were $6,000 and $6,000, respectively. There were no non-audit fees billed by the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures (as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brown Capital Management Mutual Funds

By: (Signature and Title)	/s/ Cecil E. Flamer
Cecil E. Flamer
Treasurer and Principal Financial Officer

Date: May 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Keith A. Lee
Keith A. Lee
Trustee, President and Principal Executive
Officer, Brown Capital Management Mutual Funds

Date: May 30, 2012

By: (Signature and Title)	/s/ Cecil E. Flamer
Cecil E. Flamer
Treasurer and Principal Financial Officer, Brown
Capital Management Mutual Funds

Date: May 30, 2012